FOUNTAIN SQUARE PINNACLE FUND

(A PORTFOLIO OF FOUNTAIN SQUARE FUNDS)

INVESTMENT A SHARES

INVESTMENT C SHARES

PROSPECTUS

The Investment A Shares and Investment C Shares of the Fountain Square Pinnacle Fund (the "Fund") offered by this prospectus represent interests in a diversified portfolio of securities which is one of a series of investment portfolios of the Fountain Square Funds (the "Trust"), an open-end management investment company (a mutual fund).

This prospectus contains the information you should read and know before you invest in Investment A Shares or Investment C Shares of the Fund. Keep this prospectus for future reference.

The Fund has also filed a Combined Statement of Additional Information for Investment A Shares and Investment C Shares, dated January 21, 1998, with the Securities and Exchange Commission. The information contained in the Combined Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Combined Statement of Additional Information free of charge, obtain other information or make inquiries about the Fund by writing to the Trust or calling toll-free (888) 799-5353.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF FIFTH THIRD BANK, ARE NOT ENDORSED OR GUARANTEED BY FIFTH THIRD BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





Prospectus dated January 21, 1998
(As restated February 27, 1998)

TABLE OF CONTENTS
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Expenses of the Fund
Investment A Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses of the Fund
Investment C Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Fountain Square Pinnacle Fund
Financial Highlights - Investment A Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

OBJECTIVE OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Pinnacle Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Acceptable Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Convertible Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

PORTFOLIO INVESTMENTS AND STRATEGIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Borrowing Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Diversification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Restricted and Illiquid Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         When-Issued and Delayed Delivery Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Lending of Portfolio Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Equity Investment Risks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Temporary Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Commercial Paper . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Bank Instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FOUNTAIN SQUARE FUNDS INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Board of Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Investment Advisor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Advisor's Background . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Portfolio Managers' Background . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Distribution of Shares of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Distribution Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Administrative Services Agreement (Investment C Shares Only) . . . . . . . . . . . . . . . . . . . . . . . .
         Other Payments to Financial Institutions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Administration of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Administrative Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Custodian, Transfer Agent and Dividend Disbursing Agent  . . . . . . . . . . . . . . . . . . . . . . . . . .
         Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Expenses of the Fund, Investment A Shares, and Investment C Shares . . . . . . . . . . . . . . . . . . . . .
         Brokerage Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

INVESTING IN THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Share Purchases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Minimum Investment Required  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Investing In Investment A Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Purchases at Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Dealer Concessions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Reducing/Eliminating the Sales Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Quantity Discounts and Accumulated Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                          Letter of Intent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Fifth Third Bank Club 53, One Account Plus, One Account Gold, One Account Advantage and One
                          Account Platinum Programs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Predecessor Fund Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Purchases with Proceeds from Redemptions of Unaffiliated Mutual Fund Shares  . . . . . . . . . . . .
                 Purchases with Proceeds from Distributions of Qualified Retirement Plans or Other Trusts
                          Administered by Fifth Third Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                 Concurrent Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Investing in Investment C Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Exchanging Securities for Fund Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Systematic Investment Program  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Certificates and Confirmations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Dividends and Capital Gains  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

EXCHANGES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

REDEEMING SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         By Telephone . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         By Mail  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Systematic Withdrawal Program  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Accounts with Low Balances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Contingent Deferred Sales Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

SHAREHOLDER INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Massachusetts Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

EFFECT OF BANKING LAWS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

TAX INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
         Federal Income Tax . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

ADDRESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                      NOTICE OF DELIVERY OF PROSPECTUSES,
                    SEMI-ANNUAL REPORTS, AND ANNUAL REPORTS

In order to reduce expenses of the Fountain Square Funds incurred in connection with the mailing of prospectuses, semi-annual reports and annual reports to multiple shareholders at the same address, Fountain Square Funds may in the future deliver one copy of a prospectus, semi-annual report, or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectuses, semi-annual reports and annual reports, please call the Trust toll-free at 1-888-799-5353.

EXPENSES OF THE FUND
INVESTMENT A SHARES


                              INVESTMENT A SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price) . . . . . . . . . . . . . . . . . . . . 4.50%
Maximum Sales Load Imposed on Reinvested Dividends
         (as a percentage of offering price)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)  . . . . . . . . . . . . . . . . . . . . . . . . . .  None
Redemption Fees (as a percentage of amount redeemed, if applicable)None
Exchange Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None

                              INVESTMENT A SHARES
                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.80%
12b-1 Fee (after waivers) (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None
Other Expenses (after waivers) (2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.65%
Total Investment A Shares Operating Expenses (3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.45%

(1) As of the date of this prospectus, the Investment A Shares are not paying or accruing 12b-1 fees. Investment A Shares will not accrue or pay 12b-1 fees until a separate class of shares for shareholders of the Predecessor Fund and certain trust or qualified plan customers of financial institutions is created or a determination is made that such investors will be subject to the 12b-1 fees. Investment A Shares can pay up to 0.35% as a 12b-1 fee to the distributor.

(2) Other expenses for the Fund have been reduced to reflect the anticipated voluntary waiver of a portion of the administration fee.

(3) Total Investment A Shares Operating Expenses for the Fund are estimated to be 1.90%, absent the voluntary waiver of the 12b-1 fee and a portion of the administration fee.

         THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER IN INVESTMENT A SHARES OF THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "FOUNTAIN SQUARE FUNDS INFORMATION" AND "INVESTING IN THE FUND." Wire- transferred redemptions of less than $5,000 may be subject to additional fees.

         LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE

You would pay the following expenses on a $1,000 investment in Investment A Shares, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge. Investment A Shares charge no redemption fees.

 1 Year  . . . . . . . . . . . . . . . . . . .     $59

 3 Years . . . . . . . . . . . . . . . . . . .     $89

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXPENSES OF THE FUND
INVESTMENT C SHARES
--------------------------------------------------------------------------------

                              INVESTMENT C SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering price) . . . . . . . . . . . . . . . . . . . .  None
Maximum Sales Load Imposed on Reinvested Dividends
         (as a percentage of offering price)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable) (1)  . . . . . . . . . . . . . . . . . . . . . . . . 1.00%
Redemption Fees (as a percentage of amount redeemed, if applicable) . . . . . . . . . . . . . . . . . . . . . . . .  None
Exchange Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  None

                              INVESTMENT C SHARES
                         ANNUAL FUND OPERATING EXPENSES
                    (As a percentage of average net assets)

Management Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.80%
12b-1 Fee (after waivers) (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.50%
Administrative Service Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.25%
Other Expenses (after waivers) (3)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.65%
Total Investment C Shares Operating Expenses (4)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.20%

(1) The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the net asset value of shares redeemed within one year of the purchase date. (See "Contingent Deferred Sales Charge").

(2) The Investment C Shares of the Fund can pay up to 0.75% as a 12b-1 fee to the distributor.

(3) Other expenses for the Fund have been reduced to reflect the anticipated voluntary waiver of a portion of the administration fee.

(4) Total Investment C Shares Operating Expenses for the Fund are estimated to be 2.55%, absent the voluntary waiver of a portion of the 12b-1 fee and administration fee.

         THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER IN INVESTMENT C SHARES OF THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "FOUNTAIN SQUARE FUNDS INFORMATION" AND "INVESTING IN THE FUND." Wire- transferred redemptions of less than $5,000 may be subject to additional fees.

         LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE

You would pay the following expenses on a $1,000 investment in Investment C Shares, assuming (1) 5% annual return; (2) either redemption in Year 1 or no redemption; and (3) payment of the maximum sales charge.

 1 Year (with redemption)  . . . . . . . . . .     $32

 1 Year (assuming no redemption) . . . . . . .     $22
 3 Years . . . . . . . . . . . . . . . . . . .     $69

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FOUNTAIN SQUARE PINNACLE FUND
FINANCIAL HIGHLIGHTS - INVESTMENT A SHARES
-------------------------------------------------------------------------------
(For a share outstanding throughout each period)

The following table reflects the performance results from January 1, 1987 through December 31, 1996 of shares of the Pinnacle Fund (the "Predecessor Fund"), an open-end investment company which was the predecessor fund to the Fountain Square Pinnacle Fund. The Predecessor Fund was advised by the Fund's investment advisor, Heartland Capital Management, Inc. ("Heartland"). The Predecessor Fund was managed with the same investment objective and substantially identical investment policies as the Fund. Shareholders of the Predecessor Fund will receive Investment A Shares of the Fountain Square Pinnacle Fund in exchange for their shares as part of a fund reorganization. For this reason, the historic performance of the Predecessor Fund is provided below.


The data in the table has been derived from, and should be read in conjunction with, financial statements for the Predecessor Fund, which for 1996 were audited by Geo. S. Olive & Co. LLC, certified public accountants. Of course, past performance of the Predecessor Fund is not indicative of future results of the Fund. In addition, Fund performance would have been lower than Predecessor Fund performance due to higher expenses of the Fund.
The Fund expects to quote total returns that include performance of the Predecessor Fund for the period between March 6, 1985 and the commencement of the Fund's operations. All performance figures quoted for Investment C Shares the Fund will be adjusted to reflect the deduction of fees, including Rule 12b-1 fees, associated with the Fund (excluding waivers or reimbursements) and will reflect the reinvestment of all dividends and capital gains distributions.
        (Adjusted for a 2-for-1 share split effective September 8, 1989)

                                                                   YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------
                                                         1996      1995      1994      1993      1992
-------------------------------------------------        ----      ----      ----      ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 22.47   $ 18.83   $ 21.15   $ 21.83   $ 22.14
-------------------------------------------------      -------   -------   -------   -------   -------
Income from investment operations
-------------------------------------------------
     Net investment income                                0.05      0.11      0.09      0.10      0.13
-------------------------------------------------
     Net realized and unrealized gains (losses)
     on investments                                       5.04      6.54     (0.34)     0.62     (0.29)
-------------------------------------------------      -------   -------   -------   -------   -------
     Total from investment operations                     5.09      6.65     (0.25)     0.72     (0.16)
-------------------------------------------------      -------   -------   -------   -------   -------
Less distributions
-------------------------------------------------
     Dividends to shareholders from net
     investment income                                   (0.05)    (0.11)    (0.09)    (0.10)    (0.13)
-------------------------------------------------
     Distributions to shareholders from net
     realized gains on investment transactions           (3.55)    (2.90)    (1.98)    (1.30)    (0.02)
-------------------------------------------------      -------   -------   -------   -------   -------
     Total distributions                                 (3.60)    (3.01)    (2.07)    (1.40)    (0.15)
-------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $ 23.96   $ 22.47   $ 18.83   $ 21.15   $ 21.83
-------------------------------------------------
TOTAL RETURN                                              22.5%     35.4%     (1.1%)     3.3%     (0.7%)
-------------------------------------------------
Ratios to Average Net Assets
-------------------------------------------------
     Expenses                                             1.16%     1.14%     1.15%     1.17%     1.18%
-------------------------------------------------
     Net investment income                                0.18%     0.44%     0.41%     0.46%     0.67%
-------------------------------------------------
Supplemental data
-------------------------------------------------
     Net assets, end of period (000 omitted)           $16,491   $14,673   $13,014   $15,135   $14,721
-------------------------------------------------
     Portfolio turnover rate                                44%       68%       91%       85%       33%
-------------------------------------------------
     Average commission rate paid                      $0.0606   $0.0590      --        --        --
-------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,
                                                       -----------------------------------------------
                                                         1991      1990      1989      1988      1987
-------------------------------------------------        ----      ----      ----      ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 16.87   $ 18.23   $ 14.53   $ 14.02   $ 12.85
-------------------------------------------------      -------   -------   -------   -------   -------
Income from investment operations
-------------------------------------------------
     Net investment income                                0.25      0.36      0.25      0.22      0.18
-------------------------------------------------
     Net realized and unrealized gains (losses)
     on investments                                       6.48     (0.94)     4.25      0.74      1.78
-------------------------------------------------      -------   -------   -------   -------   -------
     Total from investment operations                     6.73     (0.58)     4.50      0.96      1.96
-------------------------------------------------      -------   -------   -------   -------   -------
Less distributions
-------------------------------------------------
     Dividends to shareholders from net
     investment income                                   (0.25)    (0.35)    (0.25)    (0.22)    (0.23)
-------------------------------------------------
     Distributions to shareholders from net
     realized gains on investment transactions           (1.21)    (0.43)    (0.55)    (0.23)    (0.56)
-------------------------------------------------      -------   -------   -------   -------   -------
     Total distributions                                 (1.46)    (0.78)    (0.80)    (0.45)    (0.79)
-------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $ 22.14   $ 16.87    $18.23   $ 14.53   $ 14.02
-------------------------------------------------
TOTAL RETURN                                              39.9%     (3.1%)    31.0%      6.7%     15.2%
-------------------------------------------------
Ratios to Average Net Assets
-------------------------------------------------
     Expenses                                             1.27%     1.40%     1.50%     1.54%     1.63%
-------------------------------------------------
     Net investment income (loss)                         1.33%     2.05%     1.52%     1.61%     1.34%
-------------------------------------------------
Supplemental data
-------------------------------------------------
     Net assets, end of period (000 omitted)           $12,116   $ 7,338   $ 6,337   $ 4,656   $ 3,308
-------------------------------------------------
     Portfolio turnover rate                                55%       53%       45%       43%       86%
-------------------------------------------------
     Average commission rate paid                         --        --        --        --        --
-------------------------------------------------

OBJECTIVE OF THE FUND
--------------------------------------------------------------------------------

The investment objective and policies of the Fund appear below. The investment objective of the Fund cannot be changed without the approval of holders of a majority of the Fund's shares. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

Unless indicated otherwise, the investment policies and limitations of the Fund may be changed by the Board of Trustees ("Trustees") without approval of shareholders. Shareholders will be notified before any material change in these policies becomes effective.

Additional information about investment limitations, strategies and certain investment policies mentioned below, appears in the "Portfolio Investments and Strategies" section of this prospectus and in the Combined Statement of Additional Information.

PINNACLE FUND

The Fund's investment objective is long-term capital appreciation. The Fund pursues this investment objective by investing primarily in common stocks which, in the opinion of Heartland, offer opportunities for long-term capital appreciation. The Fund is not intended to be a current income producing investment and will not purchase securities with a view toward short-term profits.

ACCEPTABLE INVESTMENTS. Subject to the investment limitations discussed below, the securities in which the Fund may invest include, but are not limited to, the following:

o Common stocks and securities convertible into common stock, such as convertible bonds, convertible debentures and convertible preferred stock, which are exchange-listed or over-the-counter securities of small or large, well-established or unseasoned companies.

In addition, the Fund may borrow money, enter into repurchase agreements, lend portfolio securities, invest in restricted and illiquid securities, and engage in when-issued and delayed delivery transactions. (See "Portfolio Investments and Strategies.")
CONVERTIBLE SECURITIES. Convertible securities are securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities in which the Fund may invest may take the form of convertible bonds, convertible preferred stock or debentures. As used herein, the term "investment grade" means convertible securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P"), or unrated securities that are determined by Heartland to be of comparable quality. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.
Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

INVESTMENT LIMITATIONS. The Fund's investment limitations are discussed below under "Borrowing Money," "Diversification," and "Restricted and Illiquid Securities."

PORTFOLIO INVESTMENTS AND STRATEGIES
--------------------------------------------------------------------------------

BORROWING MONEY

The Fund will not borrow money directly or through reverse repurchase agreements (arrangements in which a Fund sells a money market or other portfolio instrument, as applicable, for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, a Fund may borrow money up to one-third of the value of its total assets and pledge assets as necessary to secure such borrowings.
This policy cannot be changed without the approval of holders of a majority of a Fund's shares.

DIVERSIFICATION

With respect to 75% of the value of total assets, the Fund will not invest more than 5% in securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer, other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities. This policy cannot be changed without the approval of holders of a majority of a Fund's shares.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Restricted securities may be issued by new and early stage companies which may include a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of registration. The Fund will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and certain other restricted securities, which meet the criteria for liquidity established by the Trustees, are quite liquid. Therefore, the Fund intends to treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because these securities are liquid, the Fund will not subject such securities to the limitation otherwise applicable to restricted securities.

REPURCHASE AGREEMENTS

The securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, that Fund could receive less than the repurchase price on any sale of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Heartland to be creditworthy pursuant to guidelines established by the Trustees.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date. The Fund may dispose of a commitment prior to settlement if Heartland deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which Heartland has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

TEMPORARY INVESTMENTS
For defensive purposes only, and in such amounts up to 100% of total assets as Heartland in its judgment believes market conditions warrant, the Fund may also invest temporarily in cash and money market instruments during times of unusual market conditions and to maintain liquidity as described below. Temporary investments may include obligations such as:
         o       commercial paper and other money market instruments;

         o securities issued and/or guaranteed as to payment of principal and interest by U.S. government, its agencies, or instrumentalities;

         o       instruments of domestic banks; and

         o       repurchase agreements.

COMMERCIAL PAPER. The Fund may acquire commercial paper rated A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch Investors Service, and money market instruments (including commercial paper) which are not rated but are determined by the Trustees to be of comparable quality to other bank or corporate obligations.

BANK INSTRUMENTS. The Fund may acquire instruments of domestic banks (such as certificates of deposit, demand and time deposits, saving shares, and bankers' acceptances) if those banks have capital, surplus, and undivided profits of over $100,000,000 and/or if their deposits are insured by the Federal Deposit Insurance Corporation ("FDIC").
INVESTMENT COMPANIES. In addition, the Fund may purchase shares of other investment companies, primarily for the purpose of investing short-term cash on a temporary basis. Investment in shares of other investment companies may subject the Fund to additional or duplicative fees and expenses.

EQUITY INVESTMENT RISKS

As with other mutual funds that invest primarily in equity securities, the Fund is subject to market risks. Since equity markets tend to be cyclical, the possibility exists that common stocks could decline over short or even extended periods of time. Because the Fund invests in both small and medium capitalization stocks, there are some additional risk factors associated with investment in the Fund. For small or unseasoned companies, stocks tend to be more thinly traded and therefore subject to more abrupt or erratic price movements than larger, well-established companies. The Fund will not invest more than 5% of its total net assets in securities of companies having a record of less than three years of continuous operations (including the record of any predecessor).

In general, stocks in the small and medium capitalization sectors of the United States equity market tend to be slightly more volatile in price than larger capitalization stocks, such as those included in the S&P 500 Index. This is because, among other things, both small and medium-sized companies have less certain growth prospects than larger companies, have a lower degree of liquidity in the equity market, and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting slightly higher volatility, the stocks of medium-sized companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of small or medium-sized companies may decline in price as the price of large company stocks rises or vice versa. Therefore, investors should expect that the Fund will be slightly more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Index.

FOUNTAIN SQUARE FUNDS INFORMATION
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MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders.

INVESTMENT ADVISOR. Pursuant to an investment advisory contract with the Trust, investment decisions for the Fund are made by Heartland, the Fund's advisor, subject to direction by the Trustees. Heartland continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund.
          ADVISORY FEES. Heartland receives an investment advisory fee at annual rate of 0.80% of the Fund's average net assets. The investment advisory contract provides for the voluntary waiver of expenses by Heartland from time to time. Heartland may voluntarily choose to waive a portion of its fees or reimburse the Fund for certain other expenses, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

         ADVISOR'S BACKGROUND. Heartland, an Indiana corporation and registered investment advisor, is a wholly-owned subsidiary of Fifth Third Bancorp., an Ohio corporation. As of December 31, 1997, Heartland acted as investment advisor for institutional and individual portfolios with assets of approximately $963 million. Heartland has been an investment advisor since 1984 and has managed mutual fund assets since 1985.

         PORTFOLIO MANAGERS' BACKGROUND. The employees of Heartland who are primarily responsible for the day-to-day management of the Fund's portfolio are: Mr. Robert D. Markley, President and Chief Executive Officer of Heartland; Mr. Thomas F. Maurath, Executive Vice President of Heartland; and Mr. Barry F. Ebert, an employee of Heartland. Each of Messrs. Markley, Maurath and Ebert has been primarily responsible for management of the Fund since its inception and management of the Predecessor Fund since its inception on March 6, 1985.

         Mr. Markley is a Chartered Financial Analyst and holds a B.A. in Marketing from Michigan State University and an M.B.A. from Northwestern University. Mr. Maurath is also a Chartered Financial Analyst who earned a B.B.A. in Accounting from the University of Notre Dame and an M.B.A. from Indiana University. Mr. Ebert holds both a B.B.A. in Finance and an M.B.A. from the University of Wisconsin.
DISTRIBUTION OF SHARES OF THE FUND

BISYS Fund Services L.P. serves as the distributor for the Trust. BISYS Fund Services L.P. is wholly-owned by BISYS Group, Inc., 150 Clove Road, Little Falls, NJ 07424, a publicly owned company engaged in information processing and record keeping services to and through banking and other financial organizations.

The distributor may offer to pay financial institutions an amount equal to 1% of the net asset value of Investment C Shares purchased by their clients or customers at the time of purchase. These payments will be made directly by the distributor from its assets, and will not be made from assets of the Fund. Financial institutions may elect to waive the initial payment described above; such waiver will result in the waiver by the Fund of the otherwise applicable contingent deferred sales charge.

DISTRIBUTION PLAN

Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), Investment A Shares and Investment C Shares may pay a fee to the distributor in an amount computed at an annual rate of up to 0.35% and 0.75%, respectively, of the average daily net assets of each class of shares to finance any activity which is principally intended to result in the sale of shares subject to the Distribution Plan. For Investment A Shares and Investment C Shares, the distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisors, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Distribution Plan is a compensation type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by shares under the Plan. The Fund will not accrue or pay distribution expenses pursuant to the Distribution Plan with respect to Investment A Shares until a separate class of shares has been created for certain trust or employee benefit customers of Fifth Third Bank or a determination is made that such investors will be subject to the distribution expenses.

ADMINISTRATIVE SERVICES AGREEMENT (INVESTMENT C SHARES ONLY)

In addition, the Fund has entered into an Administrative Services Agreement with respect to Investment C Shares with Fifth Third Bank, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of Investment C Shares to obtain certain administrative services for shareholders and for the maintenance of shareholder accounts ("Administrative Services"). Under the Administrative Services Agreement, Fifth Third Bank will either perform Administrative Services directly or will select certain firms to perform Administrative Services, for which such firms may receive all or a portion of the Administrative Services fee.

OTHER PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to payments made pursuant to the Distribution Plan and Administrative Services Agreement, BISYS Fund Services and Fifth Third Bank, from their own assets, may pay financial institutions supplemental fees for the performance of sales services, distribution-related support services, or shareholder and administrative services.

The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or savings association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the capacities described above or should Congress relax current restrictions on depository institutions, the Trustees will consider appropriate changes in the services.

State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state laws.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. BISYS Fund Services L.P. serves as the administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Fund with certain administrative personnel and services necessary to operate the Fund, such as legal and accounting services. BISYS Fund Services L.P. provides these at an annual rate as specified below:

            MAXIMUM                         AVERAGE AGGREGATE DAILY
       ADMINISTRATIVE FEE                   NET ASSETS OF THE FUND
       ------------------                   ----------------------
             0.20%                          of the first $1 billion
             0.18%                          of the next $1 billion
             0.17%                          in excess of $2 billion

The administrator may periodically waive all or a portion of its administrative fee which will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

Pursuant to a separate agreement with BISYS Fund Services L.P., Fifth Third Bank performs sub-administration services on behalf of the Fund including providing certain administrative personnel and services necessary to operate the Fund for which it receives a fee from BISYS Fund Services L.P. computed daily and paid periodically calculated at an annual rate of 0.025% of average daily net assets.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Fifth Third Bank, Cincinnati, Ohio, is custodian for the securities and cash of the Fund, transfer agent for the shares of the Fund, and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS. The independent auditors for the Fund are Ernst & Young LLP, Cincinnati, Ohio.

EXPENSES OF THE FUND, INVESTMENT A SHARES, AND INVESTMENT C SHARES

Holders of Investment A Shares and Investment C Shares pay their allocable portion of Trust and Fund expenses.

The Trust expenses for which holders of Investment A Shares and Investment C Shares pay their allocable portion include, but are not limited to: the cost of organizing the Trust and continuing its existence; registering the Trust with federal and state securities authorities; Trustees' fees; auditors' fees; the cost of meetings of Trustees; legal fees of the Trust; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.

The Fund expenses for which holders of Investment A Shares and Investment C Shares pay their allocable portion include, but are not limited to:
registering the Fund and Investment A Shares and Investment C Shares of the Fund; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; legal expenses of the Fund; organizational expenses; and such non-recurring and extraordinary items as may arise from time to time.

At present, the only expenses which are allocated specifically to Investment A Shares and Investment C Shares as classes are expenses under the Trust's Distribution Plan and fees for Administrative Services. However, the Trustees reserve the right to allocate certain other expenses to holders of Investment A Shares and Investment C Shares as they deem appropriate ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; transfer agent fees as identified by the transfer agent as attributable to holders of Investment A Shares and Investment C Shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and to state securities commissions; expenses related to administrative personnel and services as required to support holders of Investment A Shares and Investment C Shares; legal fees relating solely to Investment A Shares or Investment C Shares; and Trustees' fees incurred as a result of issues related solely to Investment A Shares or Investment C Shares.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, Heartland looks for prompt execution of the order at a favorable price. In working with dealers, Heartland will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, Heartland may give consideration to those firms which have sold or are selling shares of the Fund. Heartland makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

In order for such affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration they receive must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such affiliates are consistent with the foregoing standard.

NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value per share of the Fund fluctuates daily. The net asset value for shares of the Fund is determined by adding the interest of each class of shares in the market value of all securities and other assets of the Fund, subtracting the interest of each class of shares in the liabilities of such Fund and those attributable to each class of shares, and dividing the remainder by the total number of each class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

The net asset value of each class of shares of the Fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected and days during which no shares are tendered for redemption and no orders to purchase shares are received.

INVESTING IN THE FUND
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The Fund offers investors two classes of shares that either carry sales loads or contingent deferred sales charges in different forms and amounts and which bear different levels of expense.

SHARE PURCHASES

Shares of the Fund are sold on days on which the New York Stock Exchange and the Federal Reserve Bank of Cleveland are open for business. In connection with the sale of shares of the Fund, the distributor may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. Purchases of Fund shares may not be available to investors in all states.

Shares of the Fund may be purchased either through a financial institution (such as Heartland or a bank or broker-dealer that has a sales agreement with the distributor) or by wire or check directed to the Fund. For certain clients of Heartland who obtained shares of the Fund as part of the Predecessor Fund reorganization, special procedures for purchasing shares apply. See "Purchases by Certain Heartland Clients" below.

Purchase orders must be received by the Trust by 2:30 p.m. (Eastern time) in order for shares to be purchased at that day's price. Payment may be made to the Trust's custodian either by check or federal funds. Purchases by check are considered received after payment by check is converted into federal funds and received by the custodian. This is normally the next business day after the Trust receives the check. Proceeds from redeemed shares purchased by check will not be sent until the check has cleared. When payment is made with federal funds, the order is considered received when federal funds are received by the Trust.

Orders placed through financial institutions, including Heartland, must be received by the financial institution and transmitted to the Trust before 2:30 p.m. (Eastern time) in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly, however, investors should allow sufficient time for orderly processing and transmission.

Purchases by Certain Heartland Clients. Shareholders of the Funds who were formerly shareholders of the Predecessor Fund at the time of its reorganization with the Fund may purchase additional shares of the Fund by calling the Trust toll-free at (800) 282-5706 or by mailing a request to: Fountain Square Pinnacle Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Shareholders should call the Trust for assistance in purchasing by mail.

Purchases by All Other Investors. Investors other than Heartland clients may purchase shares of the Fund by contacting the Trust toll-free at (888) 799-5353. Federal funds should be wired to the Fund as follows: ABA No. 042 000 314 Fifth Third Cincinnati, Attention: Fountain Square Funds Department; For Credit to:
(shareholder name and account number); For Further Credit to: Fountain Square Pinnacle Fund (Name of Applicable Class of Shares). Investors not purchasing directly from the Trust should consult their financial institutions for wiring instructions.

ADDITIONAL INFORMATION

From time to time, shares of the Fund may be purchased by Heartland, Fifth Third Bank, the Distributor, or the Administrator in connection with various promotions of the Fountain Square Funds. In these cases, Heartland, Fifth Third Bank, the Distributor, or the Administrator will distribute Fund shares to existing or potential investors as an incentive to purchase the Fund. As of the date of this prospectus, the Fund's administrator is participating in a promotion sponsored by the Cincinnati Enquirer which will entitle one or more persons to receive Fund Investment A Shares purchased by the Administrator. In addition, through March 31, 1998, Fifth Third Bank is offering a special $50 investment bonus to individuals who purchase shares of a Fountain Square Stock or Bond Mutual Fund through Fifth Third Securities, Inc. The minimum investment required to receive the $50 investment bonus, payable in shares of Fountain Square Funds, is $5,000 and the minimum holding period is six months. For more information regarding the $50 investment bonus, you should call a Fifth Third Securities Investment Consultant or the Fund at 1-888-799-5353.
In connection with the sale of shares of the Fund, the distributor may make certain payments to all dealers selling shares of the Fund which include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of shares of Funds in the Trust. Compensation may include payment for travel expenses, including lodging, to various locations for meeting or seminars of a business nature. Compensation may also include the following types of non-cash compensation offered through promotional contests: travel and lodging at non-business locations; tickets for entertainment events; and merchandise. None of the aforesaid compensation is paid for by the Fund or its shareholders. In some cases, the distributor, in its sole discretion, may uniformly offer to pay to all dealers selling shares of the Fund, all or a portion of any applicable sales charge which it normally retains.

Minimum Investment Required. The minimum initial investment in shares of the Fund by an investor is $1,000. Subsequent investments must be in amounts of at least $50.
INVESTING IN INVESTMENT A SHARES

Investment A Shares of the Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:


                                                                SALES CHARGE AS          SALES CHARGE AS
                                                                A PERCENTAGE              A PERCENTAGE
                                                                  OF PUBLIC              OF NET AMOUNT
                AMOUNT OF TRANSACTION                           OFFERING PRICE               INVESTED
                ---------------------                           --------------          ----------------
Less than $50,000 . . . . . . . . . . . . . . . . . . . . .             4.50%                    4.71%
$50,000 but less than $100,000  . . . . . . . . . . . . . .             4.00%                    4.17%
$100,000 but less than $150,000 . . . . . . . . . . . . . .             3.00%                    3.09%
$150,000 but less than $250,000 . . . . . . . . . . . . . .             2.00%                    2.04%
$250,000 but less than $500,000 . . . . . . . . . . . . . .             1.00%                    1.01%
$500,000 or more  . . . . . . . . . . . . . . . . . . . . .             0.00%                    0.00%

The net asset value for the Fund is determined at the close of trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time) Monday through Friday, except on days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase shares are received. No orders to purchase or redeem shares are processed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.


PURCHASES AT NET ASSET VALUE. Investment A Shares of the Fund may be purchased at net asset value, without a sales charge, by current and retired employees and Directors of Fifth Third Bancorp and their spouses and children under 21; Fountain Square Fund Trustees; shareholders of the Predecessor Fund at the time of its reorganization with the Fund, as well as their spouses and children under 21; clients of Fifth Third Bank who make purchases through Fifth Third Investment Advisors; and registered representatives and employees of the distributor and broker-dealers who have entered into sales agreements with the distributor, as well as their spouses and children under 21. Investment A Shares may also be purchased at net asset value by qualified employee benefit plans under the Internal Revenue Code, subject to minimum requirements with respect to number of employees or amount of purchase which may be established by the distributor. Finally, no sales load is imposed for Investment A Shares purchased by broker-dealers, investment advisors, or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services.

DEALER CONCESSIONS. For sales of Investment A Shares of the Fund, a dealer will normally receive up to 85% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will normally be retained by the distributor.

The sales charge for Investment A Shares sold other than through registered broker/dealers will be retained by the distributor. The distributor may pay fees to financial institutions out of the sales charge in exchange for sales and/or administrative services performed on behalf of the financial institution's customers in connection with the initiation of customer accounts and purchases of Investment A Shares.

REDUCING/ELIMINATING THE SALES CHARGE. The sales charge can be reduced or eliminated on the purchase of Investment A Shares through:

         o    quantity discounts and accumulated purchases;

         o    signing a 13-month letter of intent;

         o Fifth Third Bank's Club 53, One Account Plus, One Account Gold, One Account Advantage, or One Account Platinum Programs;

         o    purchases made by shareholders of the Predecessor Fund;

         o purchases with proceeds from redemptions of unaffiliated mutual fund shares;

         o purchases with proceeds from distributions of qualified retirement plans or other trusts administered by Fifth Third Bank; or

         o    concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table above, larger purchases of the Fund's Investment A Shares reduce the sales charge paid. The distributor will combine purchases made on the same day by the investors, their spouses, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Investment A Shares of the Fund is made, the distributor will aggregate such additional purchases with previous purchases of Investment A Shares of the Fund provided the prior purchase is still invested in either of these Funds. For example, if a shareholder already owns Investment A Shares having a current value at the public offering price of $40,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 4.00%, not 4.50%.

To receive the sales charge reduction, an investor should complete the appropriate section of the account application at the time the purchase is made indicating that Investment A Shares of a Fund have been purchased and are still invested or that such purchases are being combined. The distributor will reduce the sales charge after it confirms the purchase.

LETTER OF INTENT. If a shareholder intends to purchase at least $50,000 of Fund Investment A Shares over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares of the Fund) until such purchase is completed.

The amount held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent, which must be $50,000 or more of Fund Investment A Shares, is not purchased.
In this event, an appropriate number of escrowed Investment A Shares may be redeemed in order to realize the difference in the sales charge.

This letter of intent will not obligate the shareholder to purchase Investment A Shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The letter may be dated as of a prior date to include any purchases made within the past 90 days; however, these previous purchases will not receive the reduced sales charge.

FIFTH THIRD BANK CLUB 53, ONE ACCOUNT PLUS, ONE ACCOUNT GOLD, ONE ACCOUNT ADVANTAGE AND ONE ACCOUNT PLATINUM PROGRAMS. All shareholders who have a Club 53 Account, One Account Plus, One Account Gold, One Account Advantage or One Account Platinum through Fifth Third Bank are eligible for a reduced sales charge on the purchase of Investment A Shares of the Fund. Shareholders should consult their Fifth Third Securities Representative for details about these account programs.

The reduced sales charges applicable to the accounts are as follows:


                                                                 SALES CHARGE AS          SALES CHARGE AS
                                                                  A PERCENTAGE              A PERCENTAGE
                                                                    OF PUBLIC              OF NET AMOUNT
                  AMOUNT OF TRANSACTION                           OFFERING PRICE               INVESTED
                  ---------------------                           --------------          --------------
Less than $50,000 . . . . . . . . . . . . . . . . . . . . .             3.97%                    4.13%
$50,000-$99,999 . . . . . . . . . . . . . . . . . . . . . .             3.47%                    3.59%
$100,000-$149,999 . . . . . . . . . . . . . . . . . . . . .             2.47%                    2.53%
$150,000-$249,999 . . . . . . . . . . . . . . . . . . . . .             1.47%                    1.49%
$250,000-$499,999 . . . . . . . . . . . . . . . . . . . . .             0.47%                    0.47%
$500,000 or more  . . . . . . . . . . . . . . . . . . . . .             0.00%                    0.00%

PREDECESSOR FUND SHAREHOLDERS. Holders of Investment A Shares of the Fund who acquired their shares through the reorganization of the Predecessor Fund into the Fund are eligible to purchase additional Investment A Shares of the Fund at net asset value without a sales charge.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED MUTUAL FUND SHARES. Investors may purchase Investment A Shares of the Fund at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated mutual fund that is not a money market or stable net asset value fund. If the purchase of Investment A Shares is made with proceeds from the redemption of mutual fund shares that were not sold with a sales charge or commission, the investor must have held such mutual fund shares for at least 90 days to be eligible for the purchase of Investment A Shares at net asset value. The purchase must be made within 60 days of the redemption, and the Trust must be notified by the investor in writing, or by his financial institution, at the time the purchase is made.

PURCHASES WITH PROCEEDS FROM DISTRIBUTIONS OF QUALIFIED RETIREMENT PLANS OR OTHER TRUSTS ADMINISTERED BY FIFTH THIRD BANK. Investors may purchase Investment A Shares of the Fund at net asset value, without a sales charge, with the proceeds from the distribution of a qualified retirement plan or other trust administered by Fifth Third Bank.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more Fund in the Trust, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $20,000 in Investment A Shares of one of the Funds of the Trust with a sales charge, and $30,000 in Investment A Shares of another Fund with a sales charge, the sales charge would be reduced on both purchases.

To receive this sales charge reduction, the Trust must be notified by the shareholder in writing or by their financial institution at the time the concurrent purchases are made. The Trust will reduce the sales charge after it confirms the purchases.

INVESTING IN INVESTMENT C SHARES

Investment C Shares are sold at net asset value next determined after an order is received. A contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase. For a complete description of this charge, see "Contingent Deferred Sales Charge." Investment C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Investment A Shares of the Fund due to the imposition of the 12b-1 fee and the Administrative Services fee.

No orders to purchase or redeem Investment C Shares are processed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange certain securities or a combination of certain securities and cash for Fund Shares. The securities and any cash must have a market value of at least $25,000. The Fund reserves the right to determine the acceptability of securities to be exchanged. On the day securities are accepted by the Fund, they are valued in the same manner as the Fund values its assets. Investors wishing to exchange securities should first contact the Trust.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $50. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received by the Trust, plus any applicable sales charge. The minimum initial investment requirement does not apply for those shareholders who participate in the Systematic Investment Program. A shareholder may apply for participation in this program on their account application or by contacting the Trust.

CERTIFICATES AND CONFIRMATIONS

The transfer agent maintains a Share account for each shareholder of record. Share certificates are not issued. Detailed statements that include account balances, information on each purchase or redemption, and a report of dividends paid are sent to shareholders.

DIVIDENDS AND CAPITAL GAINS

Dividends are declared just prior to determining net asset value. Capital gains realized by the Fund, if any, will be distributed at least once every 12 months. Dividends and capital gains will be reinvested in additional shares on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders by writing to the appropriate Fund.

Dividends are paid to all shareholders who are invested in the Fund on its record date. The Fund's dividends are declared and paid quarterly.

EXCHANGES
--------------------------------------------------------------------------------

A shareholder may exchange shares of the Fund for shares of the same class of any of the other Funds in the Trust by calling or sending a written request to the Trust.

Shareholders may exchange shares of the Fund for shares of the same class of any of the other Funds in the Trust by calling the Trust toll-free at (888) 799-5353 or sending a written request to the Trust. Shareholders of the Fund who were formerly shareholders of the Predecessor Fund at the time of its reorganization with the Fund must open an account with Fifth Third Securities, Inc. to facilitate exchanges. No charge will be imposed to open the account, but other transactions, not involving exchanges among Funds of the Trust may carry charges. Telephone exchange instructions may be recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Orders to exchange shares of the Fund for shares of the same class of any of the other Funds in the Trust will be executed by redeeming the shares owned at net asset value and purchasing shares of the same class of any of the other Funds at the net asset value determined after the exchange request is received. Orders for exchanges received by the Trust prior to 2:30 p.m. (Eastern time) on any day that the Trust is open for business will be executed as of the close of business that day. Orders for exchanges received after 2:30 p.m. (Eastern time) on any business day will be executed at the close of the next business day.

When exchanging into and out of Investment A Shares of the Funds in the Trust, shareholders who have paid a sales load once upon purchasing Investment A Shares of any Fund will not have to pay a sales load again on an exchange.
When exchanging into and out of Investment C Shares of the Funds in the Trust, the time for which the exchanged-for shares are to be held will be added to the time for which exchanged-from shares were held for purposes of satisfying the applicable holding period. For more information, see "Contingent Deferred Sales Charge."

An excessive number of exchanges may be disadvantageous to the Trust. Therefore the Trust, in addition to its right to reject any exchange, reserves the right to modify or terminate the exchange privilege at any time. Shareholders would be notified prior to any modification or termination.

An exchange order must comply with the requirements for a redemption and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial investment requirement of the Fund being acquired. An exchange constitutes a sale for federal income tax purposes.

The exchange privilege is only available in states where shares of the Fund being acquired may legally be sold. Before the exchange, a shareholder must receive a prospectus of the Fund for which the exchange is being made.

REDEEMING SHARES
--------------------------------------------------------------------------------
The Fund redeems shares at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the New York Stock Exchange and the Federal Reserve Bank of Cleveland are open for business. Telephone or written requests for redemption must be received in proper form as described below and can be made through a shareholder's financial representative or directly through the Trust. For certain clients of Heartland who obtained shares of the Fund as part of the Predecessor Fund reorganization, special procedures apply.

Orders placed through financial institutions including Heartland must be received by the financial institution and transmitted to the Trust before 2:30 p.m. (Eastern time) in order for shares to be redeemed at that day's price. It is the financial institution's responsibility to transmit orders promptly, however, investors should allow sufficient time for orderly processing and transmission.
BY TELEPHONE
Shares may be redeemed in any amount by calling the Trust, provided that the Trust has received a properly completed authorization form. Shareholders of the Fund who were formerly shareholders of the Predecessor Fund at the time of its reorganization with the Fund may redeem shares of the Fund by calling the Trust toll-free at (800) 282-5706. All other shareholders may redeem their shares by contacting the Trust toll-free at (888) 799-5353. Proceeds will be mailed in the form of a check to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redeemed shares purchased by check or through ACH will not be wired until that method of payment has cleared. Telephone instructions may be recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
For calls received before 2:30 p.m. (Eastern time), a check will be sent to the address of record. Normally, a check for the proceeds is mailed within three business days, but in no event more than seven days after receipt of a proper request for redemption has been received provided the Fund or its agents have received payment for shares from the shareholder. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Trust to accept telephone requests must be completed. Authorization forms and information on this service are available from the Trust or the distributor.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "By Mail," should be considered.

BY MAIL
Shareholders of the Fund who were formerly shareholders of the Predecessor Fund at the time of its reorganization with the Fund may redeem shares of the Fund by sending a written request to:

                          Fountain Square Pinnacle Fund Redemptions
                          P.O. Box 5354
                          Cincinnati, Ohio  45201-5354

All other shareholders may redeem shares by sending a written request to:
                          Fifth Third Bank
                          Fountain Square Funds Redemptions 1090EC
                          38 Fountain Square Plaza
                          Cincinnati, Ohio  45263
The written request should include the shareholder's name, the Fund and applicable Class name, the account number, the share or dollar amount requested and the proper endorsement. Shareholders should call the applicable telephone number of the Trust for assistance in redeeming by mail.
Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record must have signatures on written redemption requests guaranteed by:

         o a trust company or commercial bank whose deposits are insured by the FDIC;

         o a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;

         o a savings and loan association or a savings bank whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

         o any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Trust does not accept signatures guaranteed by a notary public.

The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

Normally, a check for the proceeds is mailed to the shareholder within three business days, but in no event more than seven days, after receipt of a proper written redemption request, provided the Fund or its agents have received payment for shares from the shareholder.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Fund shares, and the fluctuation of the net asset value of Fund shares redeemed under this program, redemptions may reduce, and eventually exhaust, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his or her financial representative or by contacting the Trust. Due to the fact that shares are sold with a sales charge, it is not advisable for shareholders to be purchasing shares while participating in this program. A contingent deferred sales charge may be imposed on Investment C Shares redeemed under the Program.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if, due to shareholder redemptions, the account balance falls below the required minimum value of $1,000.

Before redeeming shares to close an account, the Trust will notify the shareholder in writing and allow the shareholder 30 days to purchase additional shares to meet the minimum requirement.

CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming Investment C Shares from their Fund account within one full year of the purchase date of those shares will be charged a contingent deferred sales charge by the Fund's distributor of 1.00%. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Investment C Shares at the time of purchase or the net asset value of the redeemed Investment C Shares at the time of redemption.

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) shares held for more than one full year from the date of purchase. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) shares acquired through the reinvestment of dividends and long-term capital gains; (2) shares held for more than one full year from the date of purchase; (3) shares held for fewer than one full year from the date of purchase, on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund shares for shares of other funds in the Trust (see "Exchanges"). Any contingent deferred sales charge imposed at the time the exchanged for shares are redeemed is calculated as if the shareholder had held the shares from the date on which he became a shareholder of the exchanged-from shares.

The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of a shareholder; (2) redemptions representing distributions from an Individual Retirement Account or other retirement plan to a shareholder; and (3) involuntary redemptions by the Fund of shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of shares held by Directors, employees and registered representatives of the Fund, the distributor, or affiliates of the Fund or distributor; employees of any financial institution that sells shares of the Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. The Trustees reserve the right to discontinue any elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any Investment C Shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify the transfer agent in writing that he is entitled to such elimination.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each Fund in the Trust have equal voting rights, except that in matters affecting only a particular Fund, only shares of that Fund are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by a two-thirds vote of the number of Trustees prior to such removal or by a two-thirds vote of the shareholders at a special meeting. The Trustees shall call a special meeting of shareholders upon the written request of shareholders owning at least 10% of the Trust's outstanding shares of all series entitled to vote.

MASSACHUSETTS LAW

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for acts or obligations of the Trust on behalf of the Fund. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of the Fund for such acts or obligations of the Trust. These documents require inclusion of this disclaimer in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations on behalf of the Fund, the Trust is required by the Declaration of Trust to use the property of the Fund to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder of the Fund for any act or obligation of the Trust on behalf of the Fund. Therefore, financial loss resulting from liability as a shareholder of the Fund will occur only if the Trust cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of the Fund.

EFFECT OF BANKING LAWS
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The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956, as amended, or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, custodian, fund accountant, or dividend disbursing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers. The Trust's other investment advisor, Fifth Third Bank, is subject to such banking laws and regulations.

Fifth Third Bank believes that it may perform the investment advisory services for any Fund contemplated by its advisory agreement with the Trust without violating the Glass-Steagall Act or other applicable banking laws or regulations. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations, could prevent Fifth Third Bank from continuing to perform all or a part of the above services for its customers and/or the Fund. In such event, changes in the operation of a Fund may occur, including the possible alteration or termination of any automatic or other Fund share investment or redemption services then being provided by Fifth Third Bank, and the Trustees would consider alternative investment advisors and other means of continuing available investment services. It is not expected that an existing Fund's shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities to Fifth Third Bank is found) as a result of any of these occurrences.

TAX INFORMATION
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The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Fund, if any, will not be combined for tax purposes with those realized by any of the other Funds.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares. No federal income tax is due on any dividend earned in an IRA or qualified retirement plan until distributed.

Shareholders are urged to consult their own tax advisors regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
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From time to time, the Fund will advertise total return and yield, including Predecessor Fund performance as described above, for each class of shares.

Total return represents the change, over a specified period of time, in the value of an investment in each class of shares of the Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of each class of shares of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by each class of shares over a thirty-day period by the maximum offering price per Share of each class on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by each class of shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of non-recurring charges, such as the maximum sales load or contingent deferred sales load which, if excluded, would increase the total return and yield.

From time to time, advertisements for each class of shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of such class of shares to certain indices.

ADDRESSES
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 Fountain Square Pinnacle Fund
                                                             c/o Fifth Third Bank
                                                             38 Fountain Square Plaza
                                                             Cincinnati, Ohio  45263
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 Investment Advisor
          Heartland Capital Management, Inc.                 36 South Pennsylvania Street
                                                             Suite 610
                                                             Indianapolis, Indiana  46204
-----------------------------------------------------------------------------------------
 Custodian, Transfer Agent, Dividend Disbursing Agent,
 and  Sub- Administrator
          Fifth Third Bank                                   38 Fountain Square Plaza
                                                             Cincinnati, Ohio  45263
-----------------------------------------------------------------------------------------
 Distributor and Administrator
          BISYS Fund Services, L.P.                          3435 Stelzer Road
                                                             Columbus, Ohio 43219
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 Independent Auditors
          Ernst & Young LLP                                  1300 Chiquita Center
                                                             250 East Fifth Street
                                                             Cincinnati, Ohio 45202
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